                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that she is a Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf o the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 2002 between the Company and U.S. Bank Trust National Association, as Trustee of Home Equity Loan Trust 2002-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 6.02 of the Agreement be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of October 2002.

                                        CONSECO FINANCE CORP

                                        BY:     /s/ Cheryl A. Collins
                                           -----------------------------------
                                           Cheryl A. Collins
                                           Vice President and Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2002-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 2002 to September 30 2002 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of October 2002.

                                        CONSECO FINANCE CORP

                                        BY:     /s/ Cheryl A. Collins
                                           -----------------------------------
                                           Cheryl A. Collins
                                           Vice President and Treasurer

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-B
TRUST ACCOUNT: 3340207-0
MONTHLY REMITTANCE REPORT:       September, 2002
REMITTANCE DATE:                   10/15/2002

Available Funds                                                                  Principal           Interest              Total
---------------                                                                  ---------           --------              -----
Scheduled Monthly Payments Collected                                            165,345.55       2,002,343.40       2,167,688.95
Principal Prepayments                                                         6,604,980.19          97,368.21       6,702,348.40
Proceeds on Liquidated Loans                                                          0.00               0.00               0.00
Servicer Reimbursement of Pre-Liquidation Expenses                                    0.00               0.00               0.00
Servicer Reimbursement of Post-Liquidation Expenses                                   0.00               0.00               0.00
Servicer Advance for Delinquent Payments                                         18,188.35         322,888.80         341,077.15
Recovery of Prior Month's Servicer Advance                                      -18,361.09        -347,622.56        -365,983.65
10-Day Roll Forward of Principal Collections                                          0.00               0.00               0.00
Recovery of Prior Month's 10-Day Roll Forward                                         0.00               0.00               0.00
Collection Account Earnings                                                           0.00           8,795.01           8,795.01
Class M & B-1 Interest Deficiencies for current Remittance                            0.00               0.00               0.00
Class M & B-1 Interest Deficiencies from prior Remittance                             0.00               0.00               0.00
Amount Withdrawn from Reserve Funds                                                   0.00               0.00               0.00
Other Adjustments to Available Funds                                                  0.00          50,897.15          50,897.15
                                                                           -----------------------------------------------------
Total Available Funds                                                         6,770,153.00       2,134,670.01       8,904,823.01
                                                                           =====================================================

Fees Payable

Monthly Servicing Fee     (0.5% of Pool Scheduled Principal Balance)                                                   94,677.74
Back-up Servicing Fee     (0.03% of Pool Scheduled Principal Balance)                                                   5,680.66
Trustee Fee                                                                                                                 0.00
Insurance Premium                                                                                                           0.00
Cap Provider Fee          (payable May 2002 through October 2004)                                                      24,083.00
                                                                                                              ------------------
Total Fees                                                                                                            124,441.40
                                                                                                              ==================

Amount Available for Principal and Interest Distribution (see page 2)                                               8,780,381.61
                                                                                                              ==================

Formula Principal Distribution
------------------------------
Scheduled Principal Payments                                                                                          171,963.67
Principal Prepayments (Payoffs and Curtailments)                                                                    6,589,114.08
Liquidated Loans                                                                                                            0.00
Repurchased / Substituted Contracts                                                                                         0.00
10-Day Principal Roll Forward                                                                                               0.00
Prior Month's 10-Day Roll Forward                                                                                           0.00
                                                                                                              ------------------
Total Formula Principal Distribution                                                                                6,761,077.75
                                                                                                              ==================

Unpaid Class A Principal Shortfall as of Prior Month                                                                        0.00
Current Month Class M and B Liquidation Loss Distribution                                                                   0.00
Overcollateralization Principal Distribution        (begins 05/15/2002)                                               689,627.58
                                                                                                              ------------------
Total Additional Principal Distribution and Other Principal Distribution                                              689,627.58
                                                                                                              ==================

Pool Scheduled Principal Balance                                                                                  220,465,507.05
10-Day Adjusted Pool Principal Balance                                                                            220,465,507.05
Certificate Principal Balance (excluding IO Notional Principal Amount)                                            215,549,656.40
Overcollateralization Amount       (Target:)        6,875,000.00                                                    4,915,850.65
Total Outstanding Loan Count                                                                                               3,009

Reserve Funds / Cash Deposits                            Previous Balance        Deposits         Withdrawals     Ending Balance
-----------------------------                            ----------------        --------         -----------     --------------
Prefunded Account                                                    0.00            0.00                0.00               0.00
Undelivered Account                                                  0.00            0.00                0.00               0.00
Stage-Funded Reserve Fund                                            0.00            0.00                0.00               0.00
Basis Risk Reserve Fund                                         20,064.23        5,030.75                0.00          25,094.98
Yield Maintenance Reserve Fund                                       0.00            0.00                0.00               0.00

Non-Recoverable Pre-Liquidation Expenses                        Incurred:            0.00        Outstanding:               0.00
Non-Recoverable Post-Liquidation Expenses                       Incurred:            0.00        Outstanding:               0.00


CONSECO FINANCE CORPORATION (SELLER & SERVICER)                 Principal Allocation Percentage
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                        -------------------------------
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES                                      Current Date        Following Date
SERIES 2002-B                                                   --------------------------------------------------------
TRUST ACCOUNT:   3340207-0                                      Class A             100.00000000%         100.00000000%
MONTHLY REMITTANCE REPORT:       September, 2002                Class M               0.00000000%           0.00000000%
REMITTANCE DATE:                   10/15/2002                   Class B               0.00000000%           0.00000000%
                                                                --------------------------------------------------------
                                                                Total               100.00000000%         100.00000000%
                                                                --------------------------------------------------------


Distributions
-------------
                                      Current      Interest
                       Coupon        Interest      Shortfall   Per $1000        Principal        Per $1000         Ending
Class     CUSIP         Rate          Payment       Payment     Original         Payment          Original         Balance
------------------------------------------------------------------------------------------------------------------------------
A1       20847TBN0    2.05313%      112,466.50        0.00     1.18385789     7,450,705.33      78.42847716     60,549,656.40
A2       20847TBP5    5.31000%      314,175.00        0.00     4.42500000             0.00       0.00000000     71,000,000.00
A3       20847TBQ3    6.87000%      183,915.63        0.00     5.72500016             0.00       0.00000000     32,125,000.00
AIO      20847TBR1    7.25000%      494,812.50        0.00     6.04166667             0.00       0.00000000     81,900,000.00
M1       20847TBS9    3.57313%       50,371.21        0.00     2.87835486             0.00       0.00000000     17,500,000.00
M2       20847TBT7    4.32313%       54,414.40        0.00     3.48252160             0.00       0.00000000     15,625,000.00
B1       20847TBU4    7.07313%       60,539.12        0.00     5.69779953             0.00       0.00000000     10,625,000.00
B2       xxxxxxxxx    8.71118%       58,981.92        0.00     7.25931323             0.00       0.00000000      8,125,000.00
B3I      xxxxxxxxx    N/A                 0.00        0.00     N/A                    0.00       N/A             N/A
C        xxxxxxxxx    N/A                 0.00        0.00     N/A                    0.00       N/A             N/A
------------------------------------------------------------------------------------------------------------------------------

Totals                            1,329,676.28        0.00                    7,450,705.33                     215,549,656.40
==============================================================================================================================

(Table continues below)

                                                                     Unpaid              Unpaid
                           Pool              Original               Interest           Principal
Class     CUSIP           Factor              Balance               Shortfall           Shortfall
--------------------------------------------------------------------------------------------------
A1       20847TBN0       0.63736480        95,000,000.00                 0.00              0.00
A2       20847TBP5       1.00000000        71,000,000.00                 0.00              0.00
A3       20847TBQ3       1.00000000        32,125,000.00                 0.00              0.00
AIO      20847TBR1       1.00000000        81,900,000.00                 0.00              0.00
M1       20847TBS9       1.00000000        17,500,000.00                 0.00              0.00
M2       20847TBT7       1.00000000        15,625,000.00                 0.00              0.00
B1       20847TBU4       1.00000000        10,625,000.00                 0.00              0.00
B2       xxxxxxxxx       1.00000000         8,125,000.00                 0.00              0.00
B3I      xxxxxxxxx       N/A                N/A                    693,276.24              0.00
C        xxxxxxxxx       N/A                N/A                          0.00              0.00
------------------------------------------------------------------------------------------------

Totals                  0.862198626       250,000,000.00           693,276.24              0.00
================================================================================================



Delinquency / Default Summary
-----------------------------

                                                                                                        Defaults  180 Day Defualt
Delinquencies          31-60 Days     61-90 Days     90-179 Days           Total       Extensions       Incurred     Inventory
---------------------------------------------------------------------------------------------------------------------------------
Number of Loans                13              4               1              18               83              9             1
Principal Balance      985,060.39     356,226.00       66,530.89    1,407,817.28     6,840,666.31     768,672.11     14,839.27
Percent of Total (#)        0.43%          0.13%           0.03%           0.60%            2.76%          0.30%         0.03%
Percent of Total ($)        0.45%          0.16%           0.03%           0.64%            3.10%          0.35%         0.01%
---------------------------------------------------------------------------------------------------------------------------------

(Table continues below)

                        Foreclosure              REO            Liquidations/      Liquidation
Delinquencies            Inventory            Inventory           Charge-Offs           Losses
----------------------------------------------------------------------------------------------
Number of Loans                 27                 1.00                    0                 0
Principal Balance     2,495,428.91           171,590.84                 0.00              0.00
Percent of Total (#)         0.90%                0.03%                0.00%             0.00%
Percent of Total ($)         1.13%                0.08%                0.00%             0.00%
----------------------------------------------------------------------------------------------

                                                       ---------------------------------------
                                       Cumulative (#):                  1.00              1.00
                                       Cumulative ($):             18,448.63         22,731.28
                                                       ---------------------------------------


Distribution Tests              Step Down Date:      5/15/2005
------------------              ---------------
                                                                           Target                       Actual
---------------------------------------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                                    7.90%                        1.33%
                                                                            -----
(Shall not exceed 32% of the Sr. Enhancement %)

Cumulative Realized Loss Ratio                                                                           0.01%
(target not to exceed 4.25% from 5/15/2005 to 4/15/2006,
5.75% from 5/15/2006 to 4/15/2007, 6.50% from 5/15/2007
to 4/15/2008 and 6.75% thereafter)

Class A Principal Balance                                                  Less than
                                                                           or equal to
                                                                           53.00%                       76.74%
---------------------------------------------------------------------------------------------------------------

Servicer Termination Tests
--------------------------
                                                                           Target                       Actual
---------------------------------------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                                   10.43%                        1.33%
                                                                           ------
(Shall not exceed 42.25% of the Sr. Enhancement %)

Cumulative Realized Loss Ratio                                                                           0.01%
(target not to exceed 7.25% from 5/15/2005 to 4/15/2006,
8.25% from 5/15/2006 to 4/15/2007, 8.75% from 5/15/2007
to 4/15/2008 and 9.00% thereafter)
---------------------------------------------------------------------------------------------------------------

---------------------------------------
Sr. Enhance %                24.68955%
---------------------------------------
WAC                          11.98150%
Net WAC Cap                  11.32432%
---------------------------------------
WAM                             308.48
---------------------------------------


U.S. Bank National Association Bondholder Services: 1-800-934-6802                                                  page 2